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                                                                   EXHIBIT 10.18

                                 LEASE AGREEMENT

         THIS INDENTURE OF LEASE, made this 1st day of July 1998, by SLT1, LLC, a New Jersey Limited Liability Corporation, with an address at 53 Worths Mill Lane, Princeton, NJ 08540 (hereinafter called "Landlord") and ACUTE THERAPEUTICS, INC., a corporation, with an address at 3359 Durham Road, Doylestown, Pennsylvania 18901 (hereinafter called "Tenant").

                                   WITNESSETH:

                                    ARTICLE I
                                 LEASED PREMISES

SECTION 1.01. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, certain office space (hereinafter called "Premises", "Leased Premises" or "Demised Premises"), on the four (4) floors consisting of approximately thirteen thousand three hundred (13,300) square feet as shown on the floor plan attached hereto as Exhibit "A", in the building (hereinafter called "Building") known as Suites 305 and 307, Penn's Court Condominium, as now erected, situate at 350 South Main Street in Doylestown Borough, Bucks County, Pennsylvania (hereinafter called "Complex" or "Office Complex") and comprising the area designated in Exhibit "A", subject, however, to the terms and conditions of this Lease and to the Rules and Regulations of the Penn's Court Condominium Association (hereinafter called "Association") as the same may be amended from time to time (hereinafter collectively referred to as the "Lease"). Notwithstanding any terms of this Lease to the contrary, Tenant's duties and obligations are limited in all respects to the space reflected by Tenant's Proportionate Share. Landlord represents and warrants to Tenant that Landlord will have sufficient title to lease the Demised Premises to Tenant as of the Commencement Date.

                                   ARTICLE II
                                      TERM

SECTION 2.01. The term of this Lease shall be for a period of seven (7) years beginning on the date of delivery of possession to the space designated for immediate possession by Tenant consisting of approximately nine thousand two hundred (9,200) square feet of the thirteen thousand, three hundred (13,300) square feet as shown on Exhibit A ("Immediate Space"), and ending seven (7) years subsequent at 12:00 noon.

                                   ARTICLE III
                                  MINIMUM RENT

SECTION 3.01. The fixed minimum annual rent for the Leased Premises during the first two (2) years of the term of this Lease shall be fourteen dollars ($14.00) per square foot of space possessed by Tenant, payable in monthly installments.

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Commencing on the first day of the third (3rd) year of the term of this Lease and on the first day of each year thereafter during the term of this Lease the fixed minimum annual rent for the Leased Premises shall be increased as follows:
             3rd year              . . .    $14.25 per square foot
             4th year              . . .    $14.75 per square foot
             5th year              . . .    $15.25 per square foot
             6th year              . . .    $15.75 per square foot
             7th year              . . .    $16.25 per square foot

payable in monthly installments. All such monthly installments of the fixed minimum annual rent shall be payable to Landlord, in advance, without previous notice or demand therefor, with the first monthly installment to be due and payable upon the execution of this Lease, and each subsequent monthly installment to be due and payable on the first day of each and every month following the first month after the date of commencement of this Lease. If the date of commencement of this Lease is a date other than the first day of a month, rent for the period commencing with and including the first day of the term of this Lease until the first day of the following month shall be prorated at the per diem rate of one-thirtieth (1/30th) of the fixed monthly rent.

                                   ARTICLE IV
                                 USE OF PREMISES

SECTION 4.01. Tenant shall use and occupy the Leased Premises, subject to the provisions of the Lease, as executive and administrative offices for conducting the business of pharmaceutical product development and marketing and any and all other uses consistent with all applicable zoning and land use requirements of governmental agencies.

                                    ARTICLE V
                               PROPORTIONATE SHARE

SECTION 5.01. For all purposes of this Lease, the Tenant's Proportionate Share attributable to the Demised Premises shall be deemed to be the square footage actually possessed by Tenant divided by the square footage of the Demised Premises.

                                   ARTICLE VI
                                   POSSESSION

SECTION 6.01. Initial Possession. Landlord shall give possession of the Immediate Space in the Premises on the date fixed for the beginning of the term of this Lease but in no event later than, _____________________, 1998. Landlord shall provide Tenant written notice of availability of Immediate Space fourteen
(14) days prior thereto. However, if such possession is not delivered because of the holding-over or retention of possession of any tenant, undertenant or occupants, or because any alteration or construction now or hereafter being carried on either to the Demised Premises or to the Building of which they are a part (unless such alterations are being done by Tenant or Tenant's contractor, in which event there shall be no suspensions or proration of minimum rent or

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other sums due as rent) or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this Lease, but all rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) to the extent only of undelivered possession measured in square feet of space until such time as Landlord shall have given Tenant written notice that the premises are ready for Tenant's occupancy. In the event Tenant has not received full possession of Immediate Space on or before October 1, 1998 Tenant may terminate its rights and responsibilities under this Lease and quit possession of the Leased Premises at any time thereafter, unless and until such full possession is delivered.

SECTION 6.02. Full Possession. Landlord shall deliver and Tenant shall accept and pay rent at the rates provided herein for remaining space in the Premises, after delivery of possession of Immediate Space as provided in 6.01, from time to time when first available by reason of termination of current Leases and/or Leases created subsequent hereto; printed, however, that Tenant may defer such possession upon payment of two (2) months rent to Landlord if such space is unoccupied and vacant during such deferral months and one-half (1/2) of the next two (2) months if not re-leased during such deferral period. Any re-lease by reason of such deferral shall have a term not exceeding eighteen (18) months, nor less than six (6) months, and Landlord shall have the right to re-lease immediately upon Tenant's exercise of deferral right hereunder.

                                   ARTICLE VII
                                 ADDITIONAL RENT

SECTION 7.01. Additional Rent.

                  (a) Real Estate Taxes and Excess Operating and Maintenance Costs. Tenant covenants to pay to Landlord, as additional rent, its Proportionate Share of all real estate taxes which shall be levied, charged, assessed, imposed upon, or grow and become due and payable out of or in respect of the Condominium Units comprising said Premises and the appurtenances thereto, including without limitation the assessment for common expenses by the Penn's Court Condominium Association. Tenant also covenants to pay to Landlord, as additional rent, its Proportionate Share of all direct and indirect operating and maintenance costs incurred in the operation and maintenance of the Demised Premises, including water and sewer rents, the cost of utility services, and all other costs, constituting direct or indirect operating and maintenance costs. Landlord shall give notice to Tenant of the amount of additional rent due and owing from Tenant to Landlord as soon as practicable.

                  All additional rent shall be payable in equal monthly installments, said payments to be made at the same time as the payment of the fixed minimum rent.

SECTION 7.02. Any terms or provisions herein before set forth to the contrary notwithstanding, Tenant's possessed premises are separately metered for electricity, and Tenant shall have the sole responsibility for payment of all electric bills directly to the provider of such services, and all accounts for electric service for Tenant's demised premises shall be opened in the name of

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Tenant. Landlord shall have no responsibility whatsoever, for the payment of any electric bills, and the parties hereto hereby acknowledge that the additional rent does not include the payment for electrical service.

SECTION 7.03. Other Charges Due as Rent. The Tenant shall pay as additional rent any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be designated "additional rent", except for structural and mechanical repair costs incurred for reasons other than Tenant's negligence and/or abuse. Tenant shall also pay as additional rent any and all sums which may become due by reason of the failure of Tenant to comply with each and every covenant, term or condition of this Lease, and any and all damages, costs and expense which Landlord may suffer or incur by reason of any default by Tenant or failure on Tenant's part to comply with the terms, covenants and conditions of this Lease or with any obligation under law. If such amounts or charges are not paid when due, they shall, nevertheless, be collectible as additional rent with any installment of rent thereafter falling due.

                                  ARTICLE VIII
                   CONDITION OF THE PREMISES AND COMMON AREAS

SECTION 8.01. Premises "As Is". Tenant has examined the premises herein demised and hereby agrees to accept them in "as is" condition at the commencement of the term hereof, and Tenant further agrees that neither Landlord nor its agents have made any representations as to the present or future condition of said premises, nor as to what items the prior occupant of such premises is required to or may leave in the premises prior to the commencement date of this Lease; provided, however, that Landlord shall provide Tenant a Twenty-five Thousand ($25,000.00) Dollar credit on Lease rents due and payable after the first month minimum rent as a contribution toward Tenant renovation of the Demised Premises.

SECTION 8.02. Parking Areas and Facilities. All parking areas and facilities in or near the Building, including employee parking areas, pedestrian sidewalks, corridors, ramps, landscaped areas, stairways, and other areas and improvements are common areas and facilities not within the leased premises, which Tenant may be permitted to use and occupy under and pursuant to the rights of Landlord as a Unit Owner in Penn's Court Condominium and the rules and regulations of the Association and if any such permission be revoked, or if the amount or number of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed a constructive or actual eviction; provided such diminishment is not the fault of Landlord.

                                   ARTICLE IX
                            USE OF PREMISES BY TENANT

SECTION 9.01. Use of Premises. Tenant shall use and occupy the demised premises solely for the purpose permitted by this Indenture of Lease, and Tenant shall not suffer or permit the demised premises or any part thereof to be used by others for any purpose whatsoever.

SECTION 9.02. Prohibited Uses. Tenant shall not use or occupy, or suffer or permit the use or occupancy of, the demised premises or any part thereof in any

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manner or by anything, in any way, in the sole judgment of Landlord which would:
(a) violate any laws or requirements of public authorities having jurisdiction over the Building; or (b) make void or voidable or adversely affect the rate of any insurance policy then in force with respect to the Buildings or (c) cause or tend to cause physical damage to the Building or any part thereof; or (d) constitute a public or private nuisance; or (e) impair the appearance, character or reputation of the Building; or (f) cause the discharge of objectionable fumes, vapors or odors into the Building or any mechanical facilities thereof;
or (g) tend to impair or interfere with any of the Building services including the furnishing of electrical energy, air-conditioning and heat; or (h) tend to impair or interfere with the use of any of the other areas of the Building or result in discomfort or annoyance or inconvenience to Landlord or any of the other tenants or occupants of the Building; or (i) cause Tenant to default in any of its other obligations under this Lease.

                                    ARTICLE X
                                   ALTERATIONS

SECTION 10.01. Alterations. No alterations, additions, repairs or improvements shall be made in the demised premises except in accordance with detailed plans and specifications approved in advance and in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall, before making any alterations, additions or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental body or regulatory authority and immediately upon completion shall obtain certificates of final approval thereof and shall promptly deliver duplicates of all such permits, approvals and certificates to Landlord. All such alterations, additions, repairs or improvements made by Tenant and all fixtures attached to the demised premises shall become the property of Landlord and remain at the premises or, at Landlord's option, after written notice to Tenant, any or all of the foregoing which may be designated by Landlord shall be removed at the cost of the Tenant before the expiration or sooner termination of this Lease and in such event Tenant shall restore the premises to the condition existing prior to installation thereof and repair all damage to the demised premises caused by the installation and removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall not erect or place or cause or allow to be erected or placed, any sign, advertising matter, lettering, stand, booth, showcase or other article or matter in or upon the doorsteps, vestibules, lobbies, passages, outside walls, windows or sidewalks of the Building in which the demised premises are located. Landlord approves Tenant alteration/addition/repair/improvement plan attached as Exhibit "B", and exempts construction pursuant to such plan from the above-noted obligations of Tenant to restore to the pre-existing condition.

SECTION 10.02. Tenant Shall Discharge All Liens. Tenant shall promptly pay all contractors and materialmen performing Tenant's initial work in the demised premises or any alterations, additions or improvements therein. Tenant shall obtain and deliver to Landlord, prior to the commencement of any construction in the demised premises, written and unconditional waivers of mechanic's liens upon the property in which the demised premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such

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work, signed by all contractors, sub-contractors, materialmen and laborers to become involved in such work, such waivers to have been filed with and receipted by the Prothonotary or other appropriate official of the county in which the Building is located. Upon completion of such work, Tenant shall deliver to Landlord releases of liens signed by all contractors, sub-contractors and materialmen so involved. Should any lien be made or filed, Tenant shall bond against or discharge the same within fifteen (15) days after written request by Landlord, and in the event that Tenant shall fail to do so, Landlord may discharge the lien by payment of the amount secured thereby, and any amount so paid by Landlord, along with any attorney's fees or other costs relating to the discharge of such lien, shall be deemed additional rent and shall be immediately payable by Tenant to Landlord. Landlord represents to Tenant that at the date hereof the only mortgage lien against the demised premises is a first mortgage lien in favor of Wilmington Trust.

                                   ARTICLE XI
                             MAINTENANCE AND REPAIRS

SECTION 11.01. Maintenance by Landlord and Tenant. Landlord, through the Penn's Court Condominium Association, if applicable, shall be responsible for non-routine maintenance and major repair of the structural elements and major mechanical systems of the Building, including the roof and roof membrane, foundations, appurtenances, heating, ventilation and air conditioning equipment, electrical systems, plumbing systems, lighting, storm drainage and other mechanical systems of the Building serving the Demised Premises, exterior walls and windows of the Building affecting the Demised Premises and utility and sewer pipes serving the Building and the Demised Premises. Landlord shall be responsible for repairing any damage to the Demises Premises caused by leaks in the roof, bursting pipes (by freezing or otherwise) or by defects in the Building not otherwise the result of Tenant's negligence. Tenant shall, throughout the term of this Lease, take good care of the demised premises and the fixtures and appurtenances therein and, upon the expiration or other termination of this Lease shall deliver the premises in good order and condition, reasonable wear and tear excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord. Tenant shall also repair all damage to the Building and the demised premises caused by the installation and removal of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If, within ten (10) days after notice, Tenant fails to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating or air-conditioning system or electrical lines located in, servicing or passing through the demised premises. There shall be no liability on the party of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord. Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Building or the fixtures, appurtenances or equipment thereof, and except as otherwise provided in Article XVI, there shall be no abatement of rent due hereunder.

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                                   ARTICLE XII
                             INDEMNITY AND INSURANCE

SECTION 12.01. Indemnification of Landlord. Tenant shall not do anything or permit or suffer anything to be done in or about the demised premises which will expose or subject Landlord to any liability or responsibility for injury to any person or property by reason of any activity being conducted in the demised premises and Tenant will indemnify Landlord and Agent and save them harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury or damage to property arising from or out of, any occurrence in, upon or at the leased premises or the occupancy or use by Tenant of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or invitees. In case Landlord or Agent shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord and Agent harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord or Agent in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord or Agent in enforcing the covenants and agreements in this Lease.

SECTION 12.02. Increase of Insurance. Tenant will not do, omit to do, or suffer to be done, or keep or suffer to be kept anything in, upon or about the leased premises which will violate the provisions of Penn's Court Condominium Association's policies insuring against loss or damage by fire or other hazards (including, but not limited to, public liability), or which will adversely affect such fire or liability insurance premium rating. If anything done, omitted to be done or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the premises, by itself or in combination with other circumstances existing at or in the Building, shall cause the premium rate of fire or other insurance on the leased premises or other property of the Building, to be increased beyond the established rate fixed by the appropriate underwriters from time to time applicable to the premises or to the Building or the use or uses made thereof, Tenant will pay the amount of such increase as reflected by special assessment or in the event that other circumstances existing at the Building shall have contributed to such increase, an equitable portion of such increase as reasonable determined by Landlord, promptly upon Landlord's demand and thereafter will pay the amount of such increase, as the same may vary from time to time, with respect to every premium relating to coverage of the demised premises during a period falling within the term of this Lease until such increase is eliminated. In addition, Landlord may at its option rectify the condition existing on the demised premises which caused or was a contributing cause of the increased premium rate in the event that the Tenant shall fail to do so and may charge the cost of such action to Tenant as additional rent, payable on demand. In determining whether increased premiums are the result of Tenant's use of the leased premises, a schedule, issued by the organization making the insurance rate on the leased premises, setting forth in the various components of such rates, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the leased premises.

SECTION 12.03. Insurance Certificates. Landlord has delivered Certificates of Penn's Court Condominium Insurance coverage to attorney for Tenant, receipt of which is hereby acknowledged.

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                                  ARTICLE XIII
                                BUILDING SERVICES

SECTION 13.01. Services to be Provided by Landlord. As long as Tenant is not in default under any of the covenants of this Lease, the Association shall provide services to the common elements of the Condominium as required by the Condominium Documents.

SECTION 13.02. Interruption of Services. In case of accident, strikes, inability to obtain supplies, breakdowns, repairs, renewals or improvements to the Building or replacement of machinery therein or other cause pertaining to the Building deemed sufficient by Landlord, the providing of services, as above set forth, may be modified or entirely suspended for the period of such occurrence. Landlord shall not be responsible or liable in any way for any cessation, failure, interruption or inadequacy in the quantity or quality of the heat, air-conditioning, cleaning service, electricity and elevator service, and any other services, where caused by war, civil commotion, governmental regulations or restrictions, prohibitions or other regulations, strikes, labor disturbances, inability to obtain adequate supplies or materials, casualties, repairs, replacements, or other causes whether similar or dissimilar to the foregoing.

                                   ARTICLE XIV
                                  SUBORDINATION

SECTION 14.01. Subordination. This Agreement of Lease and all its terms, covenants and provisions and all of Tenant's rights hereunder are and each of them is subject and subordinate to the Declaration of Penn's Court Condominium, and the rules and regulations of the Association. This section shall be self-operative and no further instrument of subordination shall be required by any mortgagee or other party herein above referred to.

SECTION 14.02. Attorney-In-Fact. Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of this Article as shall be requested by the Landlord. The Tenant hereby irrevocably appoints the Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates. If within fifteen (15) days after the date of a written request by Landlord to execute any such instrument the Tenant shall not have executed the same, the Landlord may, at its option, cancel this Lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

SECTION 14.03. Non-disturbance and Attornment. If the leased premises or any of the common areas are subject to any mortgage, ground or underlying lease or judgment against Landlord on the date of execution of this Lease, Landlord shall obtain and deliver to tenant an agreement from each holder of such mortgage, ground lease or judgment that neither it nor its successors or assigns will take any action to disturb the possession of tenant, its successors or assigns of the leased premises so long as tenant is not in default under this Lease. This Lease shall not be subject or subordinate to any mortgage, ground or underlying Lease hereafter created unless and until Landlord provides tenant with a duly executed

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and binding Agreement from the holder of any such mortgage or Landlord with respect to any such ground or underlying Lease, which Agreement shall be in recordable form and state that neither it nor its successors or assigns will take any action to disturb the possession of the tenant, its successors or assigns of the leased premises so long as tenant is not in default under this Lease.

                                   ARTICLE XV
                            ASSIGNMENT AND SUBLETTING

SECTION 15.01. Consent Required. Tenant shall not assign this Lease in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld or delayed, except that Landlord shall retain the right to reject on the basis of financial strength of the proposed Sub-Tenant. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the leased premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, undersetting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, under-tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. In the event of any sublease of all or any portion of the demised premises where the rental reserved in the sublease exceeds the rental or pro rata portion of the rental, as the case may be, for such space reserved in this Lease, Tenant shall pay the Landlord monthly, as additional rent, the excess of the rental reserved in the sublease over the rental reserved in this Lease applicable to the subleased space. Notwithstanding any assignment or sublease, Tenant shall remain full liable on this Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease. Tenant agrees that in the event the demised premises or any part thereof are sublet by him or for his account, or if Tenant's rights under this Lease shall be assigned, the Agent shall have the exclusive right to act as agent of the Tenant for such subletting or assigning and shall be entitled to the usual commission for its services.

                                   ARTICLE XVI
                             FIRE OR OTHER CASUALTY

SECTION 16.01. Fire Damages. If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

SECTION 16.02. Partial Destruction. If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be promptly repaired by and at the expense of Landlord to the extent of Landlord's original work and only to the extent of Landlord's recovery of insurance proceeds equitably allocable to the demised premises, and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. In no event shall such repairs take longer than six (6) months from the

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date of partial destruction, unless such delay is due to insurance company refusal to pay required benefits. If repairs require more than six (6) months to complete, as extended, Tenant shall have the right on written notice to Landlord to terminate this Lease.

SECTION 16.03. Total Destruction. If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premise shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.

SECTION 16.04. Landlord's Election. If the demised premises are rendered unusable by fire or other casualty or (whether or not the demised premises are damaged in whole or in part) if the building shall be damaged to the extent that Landlord shall decide to demolish it, then, in either of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease with respect to the period prior to such termination. Any payments of rent made by Tenant which were on account of any period subsequent to such termination date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations to the extent provided in Section 16.02 hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control.

SECTION 16.05. Tenant's Liability. Nothing contained herein above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, however, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premium.

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                                  ARTICLE XVII
                                 EMINENT DOMAIN

SECTION 17.01. Condemnation. In the event that the demised premises or any part thereof is taken or condemned for a public or quasi-public use, this Lease shall terminate as to the part so taken as of the date when possession is surrendered to the condemning authority, and thereafter, the rent shall abate proportionately to the square feet of leased space taken or condemned, or shall cease if the entire premises be so taken. In any such event, Tenant waives all claims against Landlord or the condemning authority for leasehold damages and for the value of any unexpired term of this Lease.

SECTION 17.02. Condemnation of Parking Area. If any part of the parking area in the Office Complex shall be acquired or condemned by eminent domain for any quasi-public use or purpose and if, as the result of such partial taking, the size, layout or location of the remaining parking facilities will violate the requirements of the applicable zoning or similar law (or any permitted variance thereof or exception thereto) regulating same, then the Landlord shall have the right and power to declare the term of this Lease at an end as of the date on which possession of the condemned property is required to be surrendered to the condemning authority. In any event, Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease.

                                  ARTICLE XVIII
                              DEFAULT OF THE TENANT

SECTION 18.01. Right to Re-Enter. Tenant agrees that if any rent or any charges herein included as rent shall remain unpaid on any day on which the same ought to be paid, then Landlord upon five (5) days written notice of opportunity to cure to Tenant, or any person acting under Landlord, may enter the premises and without further demand proceed by distress and sale of the goods there found to levy the rent and all other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages, and further including a sum equal to five percent (5%) of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Tenant, and that, in such case, all costs, officers', commissions and other charges shall immediately attach and become a part of the claim of said Landlord for rent and any tender of rent without said costs, commissions and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of said Landlord. Tenant hereby expressly waives the benefit of all laws now made or that may hereafter be made regarding any limitation as to the goods upon which, or the time within which distress is to be made after removal of goods, and further relieves the Landlord of the obligation of proving or identifying or appraising such goods and said Tenant hereby agrees to leave no goods of any kind for use on the demised premises with the understanding that such goods shall be exempt from levy for rent and other charges herein reserved as rent, it being the purpose and intent of this provision that all goods of Tenant, whether upon the demised premises or not, shall be liable to distress for rent. Tenant waives in favor of Landlord all rights under the Landlord and Tenant Act of 1951, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five (5) days from said distraint without any appraisement and/or condemnation thereof. Tenant further waives the right to issue a Write of Replevin under the laws of the Commonwealth of Pennsylvania, now in force or which may hereafter enacted, for the recovery of any articles and goods seized under a distress for rent or levy upon execution for rent, damages or otherwise, and all waivers mentioned herein are hereby extended to apply to any such action. In addition to the foregoing, Landlord shall have the immediate right of re-entry and may remove all persons and property from the leased premises, using as much force as necessary, and such property may be removed and stored in a public warehouse at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 18.02. Right to Relet; Damages for Breach. Should Landlord elect to re-enter the demised premises as provided in this Lease, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the premises and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

SECTION 18.03. Right to Terminate; Damages. Tenant further agrees and it is hereby made a condition of this Lease, or any extension thereof, that (a) if the Tenant shall fail or omit to pay any rent, additional rent or charges herein reserved as rent on the days and at the place where the same were made payable, or (b) if Tenant shall fail in the performance or observance of any of the other agreements, conditions and terms herein contained on its part to be performed or observed, and if such failure shall continue for fifteen (15) days after service of written notice by Landlord, or in case the failure be of such nature that it cannot be cured within said period of fifteen (15) days, then if Tenant shall fail within said period of fifteen (15) days to commence the cure of such failure and thereafter to complete such cure within thirty (30) days of service of notice, or surety of this Lease involuntary petition in bankruptcy or for reorganization or arrangement under any federal or state law now or hereafter in force is filed against the Tenant which is not withdrawn within sixty (60) days, or if such a petition is filed voluntarily by the Tenant, or (d) if the Tenant

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

or any guarantor or surety of this Lease shall make a general assignment for the benefit of creditors, or voluntarily enter into an arrangement with creditors, or (e) if a permanent or temporary trustee or receiver shall be appointed for Tenant or Tenant's property or for any guarantor or surety of this Lease or the property of such guarantor or surety and shall not be discharged within sixty
(60) days from the date of appointment, or (f) if this Lease or Tenant's estate or any of Tenant's interest herein shall (except as herein before expressly permitted) be transferred or pass to or devolve, by operation of law or otherwise, upon any one other than Tenant herein named, or (g) in the event of any such attempted transfer or revolution, or (h) in the event of the abandonment of the premises by the Tenant, or the removal or the attempt to remove Tenant's goods or property therefrom other-than in the ordinary course of business without having first paid to Landlord all rent due and to become due, then and in any of such events of default, Landlord, at its option may serve upon Tenant notice that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on a date specified in such notice, to be not less than five (5) days after the date of such notice, and thereupon, upon the expiration of the time limited in such notice, this Lease and the term herein granted, as well as all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein originally specified for the expiration of the term herein demised; and Tenant shall then immediately quit surrender to Landlord the demised premises, including any and all buildings and improvements thereon, and Landlord may enter into and repossess the demised premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damage therefor.

         Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorney's fees and the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord and Landlord shall thereafter pay to Tenant, at such time or times as Landlord shall be in receipt of the same, the rent for the leased premises for the remainder of the stated term collected from tenants thereafter using the premises, up to the amount of the rent reserved which has theretofore been collected from Tenant, less costs of reletting. In determining the rent payable by Tenant hereunder subsequent to default, the annual rent for each year of the unexpired number of years remaining in the balance of the term multiplied by the additional rent theretofore paid or payable by the Tenant for the three
(3) lease years last preceding such default or, if three (3) lease years have not then elapsed, the annual average of the other additional rent theretofore paid or payable by Tenant.

SECTION 18.04. Waiver of Notice. If Landlord shall commence to recover possession by legal process either at the end of the term or the sooner termination of this Lease, or for non-payment of rent or otherwise, Tenant expressly waives all rights to legal notice (by statute or common law) and agrees that in either or any such case five (5) days' notice shall be sufficient. Without limitation of the foregoing, the Tenant hereby waives any and all demands, notices of intention and notices of action or proceedings which may be required by law to be given or taken prior to any re-entry or re-entry by Landlord by summary proceedings, ejectment or otherwise, except as herein before expressly provided with respect to the five (5) days', notice; provided, however, that this shall not be construed as a waiver by Tenant of any notices to which this Lease expressly provides Tenant is entitled.

SECTION 18.05. Legal services. In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorney's fee.

SECTION 18.06. Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use and occupancy of the leased premises and/or any claim of injury or damage.

SECTION 18.07. Waiver of Rights of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the leased premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

SECTION 18.08. Acceleration of Rent. In the event of any default hereunder, Tenant agrees that thereupon and in such event the whole rent reserved for the balance of the term and all other sums payable hereunder as rent for the balance of the term or any part shall become due and payable as if by the terms of this Lease it were payable in advance, and Landlord may immediately proceed to distrain, collect or bring action for the said whole rent or such part thereof as aforesaid, as rent being in arrears, or may enter judgment therefor in an amicable action as herein elsewhere provided for in case of rent in arrears, or may file a proof of claim in any bankruptcy or insolvency proceedings for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

         For the purposes of this Lease, the rent reserved for the balance of the term as used herein shall be deemed to be the aggregate of the fixed minimum rent reserved for the balance of the term remaining after such default or breach by the Tenant, plus the number of years remaining in the balance of the term multiplied by the annual average of all other additional rent theretofore paid or payable by the Tenant for the three (3) lease years last preceding such breach or default or, if three (3) lease years have not then elapsed, the annual average of all other additional rent theretofore paid-or payable-by the Tenant.

SECTION 18.09. Entry of Judgment. In the event of any default by Tenant either in the payments of rent or any other charge herein reserved, or in the performance of any of the terms, conditions, promises and covenants herein set forth, either during the original term of this Lease or any extension thereof or after the expiration of the lease term or sooner termination thereof, Tenant hereby empowers any Prothonotary or attorney of any court of record to appear for Tenant in any and all actions which may be brought for rent or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Tenant, and to sign for Tenant an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges or expenses, and in said suits or in said amicable action or actions to confess judgment against Tenant for all or any part of the rent specified in this Lease and then unpaid including, at Landlord's option, the rent for the entire unexpired balance of the term of this Lease and other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Tenant, and for interest and costs together with an attorney's commission of five percent (5%), but without deduction therefrom for the fair rental value of the premises. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time and as often as any of said rent or other charges reserved as rent shall fall due or be in arrears, and such powers may be exercised during the original term, during any extension or renewal term, or after the expiration of any such term.

          In the event that, and when, the Lease shall be determined by term, covenant, limitation or condition broken, as aforesaid, either during the original term of this Lease, or any extension thereof, and also when and as soon as the term hereby created, or any extension thereof shall have expired, it shall be lawful for any attorney or attorneys for Tenant, including any Prothonotary or attorney of any court of record who might be empowered to appear for Tenant in any action brought for rent, to sign an agreement for entering in any competent court an amicable action and judgment in ejectment, without any stay of execution or appeal against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the herein demised premises, without any liability on the part of the said attorney, for which this shall be a sufficient warrant; whereupon, if Landlord so desires, a writ of possession may issue forthwith without any prior writ or proceedings whatsoever. And provided that if for any reason after such action has been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Tenant, the Landlord shall have the right in any subsequent default, or defaults, to bring one or more further amicable actions in the manner and form herein before set forth to recover possession of said premises for such subsequent default. No such determination of this Lease nor taking, nor recovering possession of the premises shall deprive Landlord of any remedies or action against Tenant for rent or for damages due or to become due for the breach of any condition or covenant herein contained, nor shall the bringing of any such action for rent, or breach of covenant or condition nor the resort to any other remedy herein provided for the recovery of rent or damages for such breach be construed as a waiver of the right to insist upon the forfeiture and to obtain possession in the manner herein provided.

          In any amicable action of ejectment or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and, if a true copy of this Lease be filed in such action, it shall be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

         Tenant expressly agrees that any judgment, order or decree entered against it by or in any Court or Magistrate by virtue of the powers of attorney contained in this Lease or otherwise shall be final, and that it will not take an appeal, certiorari, writ of error, exception or objection to same nor file a motion or rule to strike off or open or stay execution of the same, and that it hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in the said proceedings. Tenant expressly waives the benefits of laws, now or hereafter in force, exempting any goods on the demised premises or elsewhere from distraint, levy or sale in any legal proceedings taken by the Landlord to enforce any rights under this Lease. Tenant further waives the right to inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorize the Prothonotary to enter a writ of execution or other process upon Tenant's voluntary condemnation, and further agrees that the said real estate may be sold on a writ of execution or other process.

SECTION 18.10. Default Prior to Possession. In the event Tenant breaches or threatens to breach this Lease prior to possession, in addition to any other rights accruing to Landlord by operation of law and/or equity, by or under any legal proceedings or by the provisions of this Lease, Landlord may cancel this Lease by giving Tenant five (5) days written notice of its intent to do so whereupon all security deposits will be retained by Landlord as liquidated damages and Landlord, at its option, may proceed to relet the demised premises with no liability or obligation to Tenant whatsoever. This section shall be self-operative and no further instrument of cancellation shall be required of Tenant and Landlord.

SECTION 18.11. Cumulative Remedies. It is further agreed that in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, Landlord shall have the right to injunctive relief to restrain the Tenant and the right to invoke any remedy allowed by law or in equity whether or not other remedies, indemnity or reimbursements are herein provided. It is further agreed that the rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and that no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

                                   ARTICLE XIX
                               ACCESS BY LANDLORD

SECTION 19.01. Right of Entry. Landlord or Landlord's agents shall have the right to enter the demised premises at reasonable times on reasonable notice to examine the same and to show them to prospective purchasers, mortgagees or lessee of the building or the demised premises and to make such repairs, alterations, improvements and additions to the demised premises or the Building of which the demised premises are a part or adjoining same as Landlord may deem necessary or desirable. Landlord shall be allowed to take into and upon said premises all material that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall not abate in whole or in part while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant or otherwise, and Landlord will not be liable to Tenant for any damage, decrease or lessening of Tenant's business at any of the times herein above stated including after said repairs, alterations, improvements or additions are made. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers and place upon the premises the usual notices "For Rent" or "For Sale", which notices Tenant shall permit to remain without molestation. If Tenant shall not be personally present to open and permit an entry into said premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key or may forcibly enter the same, without rendering Landlord or such agents liable therefor and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Building or any part thereof, except as otherwise herein specifically provided.

                                   ARTICLE XX
                                TENANT'S PROPERTY

SECTION 20.01. Taxes on Leasehold. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by the Tenant or placed in, upon or about the leased premises by the Tenant, whether such taxes shall be assessed against and billed to Tenant or shall be incorporated into the tax base upon which taxes of Landlord shall be calculated.

SECTION 20.02. Waiver as to Loss and Damage. Neither Landlord nor Agent shall be liable for any damage to property of Tenant or of others located on the leased premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Neither Landlord nor Agent shall be liable for any injury or damage to persons or property resulting from fire, explosion, collapse, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the leased premises or of the Building or from the pipes, sprinklers, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or from any other cause of whatsoever nature. Neither Landlord nor Agent shall be liable for any such damaged caused by other tenants or persons in the Building or occupants of adjacent property, of the Office Complex, or the public, or caused by operations in construction of any private, public or quasi-public work. Neither Landlord nor Agent shall be liable for any latent defect in the leased premises or in the Building of which they form a part. All property of Tenant kept or stored on the leased premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord and Agent harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, except if (in the absence of a waiver of subrogation by Tenant's insurer) such damage shall be caused by the willful misconduct or gross negligence of Landlord or agent occurring after the commencement of the term hereof. Except as specifically provided herein to the contrary, this section and the waiver herein contained shall pertain to matters existing before as well as after the execution of this Lease and the commencement of the term hereof.

                                   ARTICLE XXI
                                   SUCCESSORS

SECTION 21.01. Successors. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators successors and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section 15.01 hereof.

                                  ARTICLE XXII
                                 QUIET ENJOYMENT

SECTION 22.01. Landlords Covenant. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the terms hereby demised without hinderance or interruption by Landlord or any other person or persons lawfully or equitable claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

                                  ARTICLE XXIII
                                  MISCELLANEOUS

SECTION 23.01. Rules and Regulations. Tenant, its servants, employees, agents, visitors, invitees and licensees shall faithfully observe and strictly comply with, and shall not permit violation of, the Rules and Regulations and such reasonable changes therein (whether by modification, elimination or addition) as Association hereafter may make and communicate in writing to Tenant. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. A copy of the Rules and Regulations are attached hereto and made a part hereof as Exhibit "C" .

SECTION 23.02. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord. Landlord's failure or refusal to enforce any Rule or Regulation or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute a waiver of or otherwise affect Landlord's right to enforce the same against Tenant and shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents.

SECTION. 23.03. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest minimum rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

SECTION 23.04. Entire Agreement. This Lease and the Exhibits attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the leased premises and there are no covenants, promises agreements, conditions or understandings, either oral or written, between them other than those herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

SECTION 23.05. Governmental Regulations. Tenant shall, at Tenant's sole cost and expense, without notice or demand from Landlord, comply with and faithfully observe all requirements of all municipal, county, state, federal and other governmental authorities having jurisdiction now in force or which may hereafter be in force pertaining to the leased premises, or use thereof.

8ECTION 23.06. Notices. Any notice by either party to the other must be served by certified or registered mail, postage prepaid, addressed to such party at the address herein below set forth or at such other address as such party may designate by written notice from time to time.

To the Landlord at:                               To the Tenant at:

SLT1, LLC                                         ACUTE THERAPEUTICS, INC.
53 Worths Mill Lane                               3359 Durham Road
Princeton, NJ 08540                               Doylestown, PA 18901

Copy to:                                          Copy to:

Derek J. Reid, Esquire                            Edward M. Wild, Esquire
EASTBURN AND GRAY, P.C.                           BENNER AND WILD
60 East Court Street                              174 West State Street
Doylestown, PA 18901                              Doylestown, PA 18901




SECTION 23.07. Captions. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles or this Lease nor in any way affect this Lease.

SECTION 23.08. Tenant Defined, Use of Pronoun. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 23.09. No options. The submission of this Lease for examination does not constitute a reservation of or option for the leased premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

SECTION 23.10. Recording. Tenant shall not record this Lease without the written consent of Landlord.

SECTION 23.11. Custom and Usage. Any law, usage or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times with respect to the Tenant hereunder or with respect to the other tenants of the Building. The failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

SECTION 23.12. Agent. Landlord and Tenant represent and warrant, each to the other, that no agent has been contacted or involved in the entry into this Lease Agreement.

SECTION 23.13. Performance of Tenant's Covenants. Tenant covenants and agrees that it will perform all agreements herein expressed on its part to be performed and that it will promptly, upon receipt of written notice specifying action desired by Landlord in connection with any such covenant, comply with such notice; and further, that if Tenant shall not comply with any such notice to the satisfaction of Landlord within forty-eight (48) hours after delivery thereof, then Landlord may enter upon the premises and do the things specified in said notice. Landlord shall have no liability to Tenant for any loss or damage resulting in any way from such action and Tenant agrees to pay promptly upon demand any expense incurred by Landlord in taking such action.

SECTION 23.14. Notice of Termination. Unless otherwise provided herein, either party hereto may terminate this Lease at the end of the stated term hereof by giving to the other party written notice at least one hundred twenty (120) days prior thereto, but, in default of such notice, this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) year and so on from year to year unless and until terminated by either party hereto giving the other written notice of termination at least one hundred twenty (120) days prior to the expiration of the then-current term; provided, however, that if this Lease is continued for a further period under the terms herein above mentioned, any allowances on the rent given Tenant during the initial term shall not extend beyond such initial term, and further provided however that if, prior to the expiration of any term hereby created, Landlord shall have given written

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

notice of its intention to change the terms and conditions of this Lease and Tenant shall not within ten (10) days from such notice notify Landlord of Tenant's intention to vacate the demised premises at the end of the then-current term, Tenant shall be considered as tenant under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Tenant shall give notice, as stipulated in this Lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Landlord shall have the option either:
(a) to disregard the notice so given and treat it as having no effect, in which case all the terms and conditions of this Lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Landlord may, at any time after the present term or any renewal or extension thereof, as aforesaid, give the Tenant ten (10) days' notice of its intention to terminate the said Lease; whereupon the Tenant expressly agrees to vacate said premises at the expiration of the said period of ten (10) days specified in said notice, and Tenant shall be liable to Landlord for all damages and loss to Landlord, direct or consequential, arising out of Tenant's failure to vacate the demised premises on the date designated in Tenant's original notice of termination to Landlord. All powers granted to Landlord by this Lease may be exercised and all obligations imposed upon Tenant by this Lease shall be performed by Tenant as well during any extension of the original term of this Lease or during the original term itself. Except as stated in this section, Tenant shall have no right or option to continue or extend the term of this Lease.

SECTION 23.15. Time and Place of Payment. Tenant will promptly pay all rentals and other charges herein prescribed at the office of Landlord, or to such other person or corporation and at such other place as shall be designated by Landlord in writing at least ten (10) days prior to the next ensuing rent payment date.

SECTION 23.16. Late Payments. Tenant covenants that if any payment of the fixed minimum annual rent and additional rent to be paid under this Lease becomes overdue for a period of five (5) days (said payments being due on the first day of each and every month) Tenant agrees to pay forthwith an additional charge to defray the costs incident to handling of the delinquent payments in the amount of five hundred ($500.00) dollars. SECTION 23.17. Force Majoure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 23.17 shall not excuse Tenant from the prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

SECTION 23.18. Broker's Commission. Each of the parties represents and warrants that there are no claims for brokerage commission or finder's fees in connection with the execution of this Lease, and each of the parties agree to indemnify the other against, and hold the other harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith).

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

SECTION 23.19. Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 23.20. Effect of Governmental Limitations on Rents and Other Charges. In the event that any law, decision, rule or regulation of any governmental body having jurisdiction shall have the effect of limiting for any period of time the amount of rent or other charges payable by Tenant to any amount less than that otherwise provided pursuant to this Lease, the following amounts shall nevertheless be payable by Tenant: (a) throughout such period of limitation, Tenant shall remain liable for the maximum amount of rent and other charges which are legally payable (without regard to any limitation on the amount thereof expressed in this Lease except that all amounts payable by reason of this Section 25.20 shall not in the aggregate exceed the total of all amounts which would otherwise be payable by Tenant pursuant to the terms of this Lease for the period of limitation), (b) at the termination of such period of limitation, Tenant shall pay to Landlord, on demand but only to the extent legally collectible by Landlord, any amounts which would have been due from the Tenant during the period of limitation but which were not paid because of such limiting law, decision, rule or regulation, and (c) for the remaining term of this Lease following the period of limitation, Tenant shall pay to

Landlord all amounts due for such portion of the term of this Lease in accordance with the terms hereof calculated as though there had been no intervening period of limitation.

SECTION 23.21. Contractors and Labor. To avoid labor disputes which would interfere with the construction, completion, maintenance or operation of the Building or of the Office Complex or with any other work being carried on therein, in connection with any work done upon the demised premises, Landlord, Agent and Tenant shall employ only such persons or engage the services of only such contractors or sub-contractors as will work in harmony with each other, with those of Landlord and with any others then working in the Office Complex.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands and seals the day and year first above written.

                                          LANDLORD:

ATTEST:                                   SLT1, LLC



/s/ Cynthia Davis                         By /s/ H. Tsai                  (SEAL)
--------------------------------             ------------------------------


                                        LESSEE:

ATTEST:                                 ACUTE THERAPEUTICS, INC.


/s/ Cynthia Davis                       By /s/ Robert J. Capetola         (SEAL)
--------------------------------           -------------------------------

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